Exhibit 24

POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS That I, Joseph F. Paquette, Jr. of Gladwyne, PA, do hereby appoint C. A. MCNEILL, JR. and K. G. LAWRENCE, or either of them, attorney for me and in my name and on my behalf to sign the Registration Statement, and any amendments thereto, of PECO ENERGY COMPANY to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in connection with the registration of the securities with respect to the PECO Energy Company Employee Savings Plan, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present.
Dated: July 28, 1997

/s/ Joseph F. Paquette, Jr.                       (L.S.)
Joseph F. Paquette, Jr.

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS That I, Susan W. Catherwood of Bryn Mawr, PA, do hereby appoint C. A. MCNEILL, JR. and K. G. LAWRENCE, or either of them, attorney for me and in my name and on my behalf to sign the Registration Statement, and any amendments thereto, of PECO ENERGY COMPANY to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in connection with the registration of the securities with respect to the PECO Energy Company Employee Savings Plan, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present.
Dated: July 28, 1997


/s/ Susan W. Catherwood                    (L.S.)

Susan W. Catherwood

POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS That I, M. Walter D'Alessio of Philadelphia, PA, do hereby appoint C. A. MCNEILL, JR. and K. G. LAWRENCE, or either of them, attorney for me and in my name and on my behalf to sign the Registration Statement, and any amendments thereto, of PECO ENERGY COMPANY to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in connection with the registration of the securities with respect to the PECO Energy Company Employee Savings Plan, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present.

Dated: July 28, 1997


/s/ M. Walter D'Alessio                    (L.S.)

M. Walter D'Alessio

POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS That I, G. Fred DiBona, Jr. of Bryn Mawr, PA do hereby appoint C. A. MCNEILL, JR. and K. G. LAWRENCE, or either of them, attorney for me and in my name and on my behalf to sign the Registration Statement, and any amendments thereto, of PECO ENERGY COMPANY to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in connection with the registration of the securities with respect to the PECO Energy Company Employee Savings Plan, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present.
Dated: July 28, 1997


/s/ G. Fred DiBona, Jr.                  (L.S.)

G. Fred DiBona, Jr.

POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS That I, R. Keith Elliott of Mendenhall, PA do hereby appoint C. A. MCNEILL, JR. and K. G. LAWRENCE, or either of them, attorney for me and in my name and on my behalf to sign the Registration Statement, and any amendments thereto, of PECO ENERGY COMPANY to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in connection with the registration of the securities with respect to the PECO Energy Company Employee Savings Plan, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present.
Dated: July 28, 1997


                         /s/ R. Keith Elliott                   (L.S.)

                                              R. Keith Elliott

         POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS That I, Richard G. Gilmore of Bradenton, FL, do hereby appoint C. A. MCNEILL, JR. and K. G. LAWRENCE, or either of them, attorney for me and in my name and on my behalf to sign the Registration Statement, and any amendments thereto, of PECO ENERGY COMPANY to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in connection with the registration of the securities with respect to the PECO Energy Company Employee Savings Plan, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present.
Dated: July 28, 1997

/s/ Richard G. Gilmore                        (L.S.)

Richard G. Gilmore

POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS That I, Richard H. Glanton of Philadelphia, PA, do hereby appoint C. A. MCNEILL, JR. and K. G. LAWRENCE, or either of them, attorney for me and in my name and on my behalf to sign the Registration Statement, and any amendments thereto, of PECO ENERGY COMPANY to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in connection with the registration of the securities with respect to the PECO Energy Company Employee Savings Plan, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present.
Dated: July 28, 1997

/s/ Richard H. Glanton                        (L.S.)

Richard H. Glanton

POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS That I, James A. Hagen of Wilmington, NC, do hereby appoint C. A. MCNEILL, JR. and K. G. LAWRENCE, or either of them, attorney for me and in my name and on my behalf to sign the Registration Statement, and any amendments thereto, of PECO ENERGY COMPANY to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in connection with the registration of the securities with respect to the PECO Energy Company Employee Savings Plan, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present.
Dated: July 28, 1997

/s/ James A. Hagen                        (L.S.)
James A. Hagen

POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS That I, Kinnaird R. McKee of Oxford, MD, do hereby appoint C. A. MCNEILL, JR. and K. G. LAWRENCE, or either of them, attorney for me and in my name and on my behalf to sign the Registration Statement, and any amendments thereto, of PECO ENERGY COMPANY to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in connection with the registration of the securities with respect to the PECO Energy Company Employee Savings Plan, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present.
Dated: July 28, 1997

/s/ Kinnaird R. McKee                       (L.S.)

Kinnaird R. McKee

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS That I, Joseph J. McLaughlin of Rosemont, PA, do hereby appoint C. A. MCNEILL, JR. and K. G. LAWRENCE, or either of them, attorney for me and in my name and on my behalf to sign the Registration Statement, and any amendments thereto, of PECO ENERGY COMPANY to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in connection with the registration of the securities with respect to the PECO Energy Company Employee Savings Plan, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present.
Dated: July 28, 1997


/s/ Joseph J. McLaughlin                  (L.S.)

Joseph J. McLaughlin

POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS That I, Dr. John M. Palms of Columbia, SC, do hereby appoint C. A. MCNEILL, JR. and K. G. LAWRENCE, or either of them, attorney for me and in my name and on my behalf to sign the Registration Statement, and any amendments thereto, of PECO ENERGY COMPANY to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in connection with the registration of the securities with respect to the PECO Energy Company Employee Savings Plan, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present.
Dated: July 28, 1997

/s/ John M. Palms                              (L.S.)

John M. Palms

POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS That I, Ronald Rubin of Narberth, PA, do hereby appoint C. A. MCNEILL, JR. and K. G. LAWRENCE, or either of them, attorney for me and in my name and on my behalf to sign the Registration Statement, and any amendments thereto, of PECO ENERGY COMPANY to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in connection with the registration of the securities with respect to the PECO Energy Company Employee Savings Plan, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present.
Dated: July 30, 1997

/s/ Ronald Rubin                            (L.S.)

Ronald Rubin

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS That I, Robert Subin of Blue Bell, PA, do hereby appoint C. A. MCNEILL, JR. and K. G. LAWRENCE, or either of them, attorney for me and in my name and on my behalf to sign the Registration Statement, and any amendments thereto, of PECO ENERGY COMPANY to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in connection with the registration of the securities with respect to the PECO Energy Company Employee Savings Plan, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present.
Dated: July 28, 1997

/s/ Robert Subin                                  (L.S.)

Robert Subin

POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS That I, Robert Subin of Blue Bell, PA, do hereby appoint C. A. MCNEILL, JR. and K. G. LAWRENCE, or either of them, attorney for me and in my name and on my behalf to sign the Registration Statement, and any amendments thereto, of PECO ENERGY COMPANY to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in connection with the registration of the securities with respect to the PECO Energy Company Employee Savings Plan, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present.
Dated: July 28, 1997

/s/ Robert Subin                                  (L.S.)

Robert Subin

POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS That I, Corbin A. McNeill, Jr. of Kennet Square, PA, do hereby appoint K. G. LAWRENCE, attorney for me and in my name and on my behalf to sign the Registration Statement, and any amendments thereto, of PECO ENERGY COMPANY to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in connection with the registration of the securities with respect to the PECO Energy Company Employee Savings Plan, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present.
Dated: July 28, 1997

/s/ Corbin A. McNeill, Jr.                   (L.S.)

Corbin A. McNeill, Jr.

POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS That I, Daniel L. Cooper of Wyomissing, PA, do hereby appoint C. A. MCNEILL, JR. and K. G. LAWRENCE, or either of them, attorney for me and in my name and on my behalf to sign the Registration Statement, and any amendments thereto, of PECO ENERGY COMPANY to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in connection with the registration of the securities with respect to the PECO Energy Company Employee Savings Plan, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present.
Dated: July 28, 1997

/s/ Daniel L. Cooper                           (L.S.)

Daniel L. Cooper